Exhibit 99.28(h)(xxii)

AMENDED AND RESTATED EXHIBIT A

This AMENDED AND RESTATED EXHIBIT A dated as of August 18, 2020 is Exhibit A to the Administration and Accounting Services Agreement, dated as of April 3, 2006, by and between The Bank of New York Mellon and Old Westbury Funds, Inc.

PORTFOLIOS

Old Westbury All Cap Core Fund

Old Westbury Large Cap Strategies Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Strategic Opportunities Fund

Old Westbury All Cap ESG Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Municipal Bond Fund

Old Westbury Credit Income Fund1

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit A to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.

By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President

THE BANK OF NEW YORK MELLON

By:	/s/ Robert Jordan
Name:	Robert Jordan
Title:	Director

1 Servicing expected to commence on or before September 30, 2020.

AMENDED AND RESTATED EXHIBIT C

This AMENDED AND RESTATED EXHIBIT C dated August 18, 2020 is Exhibit C to the Administration and Accounting Services Agreement, dated as of April 3, 2006, by and between The Bank of New York Mellon and Old Westbury Funds, Inc.

LIST OF FAIR VALUE PORTFOLIOS

Old Westbury Large Cap Strategies Fund

Old Westbury Small & Mid Cap Strategies Fund
Old Westbury Strategic Opportunities Fund
Old Westbury All Cap Core Fund

Old Westbury All Cap ESG Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Municipal Bond Fund

Old Westbury Credit Income Fund1

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Exhibit C to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.

By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President

THE BANK OF NEW YORK MELLON

By:	/s/ Robert Jordan
Name:	Robert Jordan
Title:	Director

1 Servicing expected to commence on or before September 30, 2020.